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                                                                    EXHIBIT 10.2


                                 PROMISSORY NOTE


U.S. $250,000                                                       June 1, 2001


              FOR VALUE RECEIVED, the undersigned, Steven C. Pollema ("Borrower"), whose principal current residence address is 5660 Piikoi Lane, Libertyville, Illinois 60048, hereby unconditionally promises to pay to the order of eLoyalty Corporation, a Delaware corporation ("Lender"), having its principal office at 150 Field Drive, Lake Forest, Illinois 60045, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($250,000.00), together with interest on the principal balance from time to time outstanding at the rate of four and fifteen one hundredth percent (4.15%) per annum from the date hereof until payment in full thereof in accordance with the immediately succeeding paragraph.

              The principal indebtedness evidenced hereby, together with interest as aforesaid, shall be payable on June 1, 2003 (the "Payment Date"), whereby Borrower shall pay to Lender the sum of Two Hundred Seventy-One Thousand One Hundred Eighty Dollars and Fifty-Six Cents ($271,180.56), such sum comprised of Two Hundred Fifty Thousand Dollars ($250,000.00) of principal repayment and Twenty-One Thousand One Hundred Eighty Dollars and Fifty-Six Cents ($21,180.56) of interest payment; provided, however, that a portion of such principal indebtedness and interest shall be discharged and forgiven by Lender on each "Loan Forgiveness Date" in accordance with Schedule A hereto, provided that the Borrower is employed by Lender or any parent or subsidiary company of Lender on such Loan Forgiveness Date; and provided, further, that the entire remaining principal indebtedness and interest shall be discharged and forgiven by Lender in the event of a Change in Control of Lender, as defined in the eLoyalty Corporation 1999 Stock Incentive Plan, as amended and restated.

              In the event that, prior to the Payment Date, Borrower terminates his employment with Lender of Borrower's own accord other than (i) pursuant to a "Constructive Discharge," as defined in Borrower's Employment Agreement effective as of June 1, 2001 (the "Employment Agreement") or (ii) by reason of his death or Disability, as defined in the Employment Agreement, or if Borrower's employment with Lender is terminated prior to the Payment Date by Lender for "Serious Misconduct," as defined in the Employment Agreement, then the full amount of outstanding principal and accrued interest shall become due and payable after the date of any such event (any such event date being an "Acceleration Trigger Date") in accordance with and at the time provided by the following provision. Lender may, by 90 days' written notice to Borrower at any time on or after an Acceleration Trigger Date, declare all the indebtedness

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evidenced by this Note to be, and, upon the expiration of such 90-day period, such indebtedness shall become, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. In the event that Borrower's employment with Lender is terminated by Lender for any reason other than Serious Misconduct, or is terminated by Borrower pursuant to a Constructive Discharge or is terminated by either Borrower or Lender by reason of Borrower's Disability or in the event of Borrower's death, then such principal indebtedness and interest shall be discharged and forgiven by Lender and shall no longer be due and, accordingly, Borrower (or, in the event of his death, his successor in interest) shall have no further obligation to Lender hereunder. Borrower, however, shall in all cases be responsible for income tax on the principal plus interest, if and when they are recognized as income, which may be withheld by Lender.

              Borrower reserves the right to prepay this Note, in whole or in part, at any time without penalty. In the event of such prepayment, the amount so prepaid will be applied to principal due and interest will be adjusted accordingly. Payments received by Lender from Borrower on this Note shall be applied first to the payment of interest, which is due and payable and only thereafter to the outstanding principal balance.

              All payments of principal and interest under this Note shall be made by Borrower to Lender, at Lender's principal place of business as set forth above, or at such other place as Lender may from time to time designate in writing.

              If payment hereunder becomes due and payable on a day which is not a "Business Day" (as defined below), the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the rate specified above. "Business Day" shall mean a day on which banks in Chicago, Illinois are open for the transaction of banking business. In no case or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, Lender shall (i) apply such excess to any unpaid principal balance due and payable by Borrower hereunder to Lender; and (ii) if the amount of such excess exceeds the unpaid principal and other liabilities due and payable by Borrower hereunder, Lender shall remit such excess to Borrower.

              Any notice hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed as follows:

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              IF TO BORROWER:

              Steven C. Pollema
              5660 Piikoi Lane
              Libertyville, IL  60048

              IF TO LENDER:

              eLoyalty Corporation
              150 Field Drive, Suite 250
              Lake Forest, Illinois  60045
              Attention:  Senior Vice President and Chief Financial Officer

              Borrower and Lender may each designate additional or different addresses by notice to the other party as provided herein.

              Lender shall be under no obligation to marshal any assets in favor of Borrower in payment of any or all of Borrower's liabilities hereunder. To the extent that Borrower makes a payment or payments to Lender, and such payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, provincial, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part hereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

              Any dispute between Lender and Borrower arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Note, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws and not the conflicts of law provisions of the State of Illinois.

              Except as provided in the immediately succeeding paragraph, Lender and Borrower each agree that all disputes between them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Note and whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Cook County, Illinois, but Lender and Borrower acknowledge that any appeals from those courts may have to be heard by a court located outside of Cook County, Illinois. Borrower waives any and all objections that he may have to the location of the court considering the dispute.

              Borrower agrees that Lender shall have the right to proceed against Borrower or his property in a court in any location to enable Lender to enforce a judgment or other court order entered in favor of Lender. Borrower agrees that he will not assert any permissive counterclaims in any proceeding brought by Lender to enforce a judgment or other court order in favor of Lender. Borrower waives any objection that he may have to the location of the court in which Lender has commenced a proceeding described in this paragraph.



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              Borrower waives personal service of any process upon him and consents that all such service of process be made by registered mail directed to Borrower at the address stated herein.

              Borrower waives the posting of any bond otherwise required of Lender to enforce any judgment or other court order entered in favor of Lender, or to enforce this note by specific performance, temporary restraining order, preliminary or permanent injunction.

              Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns, and the provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, receiver and manager, trustee or debtor-in-possession of or for Borrower.



                                      By: /s/ STEVEN C. POLLEMA
                                         ------------------------------
                                                Steven C. Pollema
                                                    Borrower